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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 14, 2003

                              PROGINET CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                       0-28008                 11-3264929
           --------                       -------                 ----------
 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


          200 Garden City Plaza, Garden City, New York                11530
          --------------------------------------------                -----
            (Address of Principal Executive Offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (516) 535-3600

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INTRODUCTION

     On July 21, 2003, we filed a Form 8-K regarding the dismissal of Grant Thornton LLP ("Grant Thornton"), as our independent accountants. Attached hereto as Exhibit 16.1 and incorporated herein by reference is the letter furnished by Grant Thornton, as addressed to the Securities and Exchange Commission.


ITEM 7.  EXHIBITS

  (c)  Exhibits



  Exhibit
  Number                       Description
  ------                       -----------

   16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated July 21, 2003.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized, on July 24, 2003.

                                  PROGINET CORPORATION

                                  By:      /s/ KEVIN M. KELLY
                                           -------------------------------------
                                  Name:    Kevin M. Kelly
                                  Title:   President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
Number                         Description
------                         -----------

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated July 21, 2003.